Exhibit 99.2

 AngioDynamics  Fourth Quarter and Full Year Earnings Presentation  July 15, 2025

 Forward-Looking Statements  2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, tariffs, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2024. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

FY Q4 2025 Key Takeaways

Continued commercial and operational execution positions AngioDynamics to drive accelerated, profitable growth moving forward

Continued Commercial Execution – Fiscal Q4 FY 2025

	Total	Med Tech	Med Device
Segment YoY Revenue Growth	**+12.7%** pro forma	**+22.0%** pro forma	**+6.2%** pro forma

	Auryon	Mech Thrombectomy	NanoKnife Probes
Med Tech YoY Revenue Growth	**+19.7%** pro forma	**+44.7%** pro forma	**+5.5%** pro forma

Clinical & Reimbursement Progress

- NanoKnife CPT level 1 code for pancreatic cancer for IRE
- Auryon BTK first patient enrolled
- AlphaVac RECOVER-AV enrolled first patient in Poland

Sustained Profitability

- Reported pro forma Adj. EBITDA of $3.4M, an improvement of $1.9M from Q4 FY24

Strengthened Balance Sheet

- Ended quarter with $55.9M in Cash and Cash Equivalents, up from $44.8M at Feb 28, 2025
- Entered into revolving line of credit agreement providing access to up to $25M

3

 4  +6.2%   Pro Forma Growth  +22.0%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin*  47.6%  59.0%  Med Device  Med Tech  Q4 FY 2025 Financial Snapshot  *Inclusive of tariffs  Ex-Tariffs GM 48.8% 62.1%

 5  +0.8% Pro Forma Growth  +19.5%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin*  47.7%  62.0%  Med Device  Med Tech  FY 2025 Financial Snapshot  Ex-Tariffs GM 48.0% 62.9%  *Inclusive of tariffs

Med Tech - Auryon


AURYON
AURYON



Period	Sales	YoY Growth
Q4 2025	$15.6M	+19.7%
FY 2025	$56.9M	+20.8%

- Cumulative sales of ~$185M since launch in Sept 2020, with over 130,000 procedures performed globally
- Continued penetration into hospital setting
- Seeing positive impacts of recently launched catheters (1.7mm and Radial XL)
- Accelerating EU adoption following Q1 FY25 CE Marking
- AMBITION BTK RCT and Registry ongoing, first patient enrolled

6

 Med Tech - Thrombus Management  7  Combination of AngioVac and AlphaVac represent a strong, highly competitive mechanical thrombectomy portfolio which continues to take market share  Joint AngioVac and AlphaVac commercialization strategy is delivering synergistic revenue benefits  AngioVac  39.5% YoY growth in Q4 and 25.1% YoY growth for FY25  AlphaVac  60.8% YoY growth in Q4 and 59.5% YoY growth for FY25  First patient enrolled in E.U. based RECOVER-AV trial  4Q 2025  Sales  YoY Growth  AngioVac  $8.2M  39.5%  AlphaVac  $3.1M  60.8%  Total Mech Thromb.  $11.3M  44.7%  Unifuse  $1.7M  51.5%  Total Thrombus Mgmt.  $13.0M  45.6%  FY 2025  Sales  YoY Growth  AngioVac  $28.9M  25.1%  AlphaVac  $10.8M  59.5%  Total Mech Thromb.  $39.7M  32.9%  Unifuse  $5.6M  23.2%  Total Thrombus Mgmt.  $45.3M  31.6%

Med Tech - NanoKnife



4Q 2025	Sales	YoY Growth
Disposables	$5.7M	+5.5%
Capital	$1.5M	-24.9%
Total	**$7.2M**	**-2.5%**

FY 2025	Sales	YoY Growth
Disposables	$19.7M	+9.6%
Capital	$4.8M	-26.0%
Total	**$24.5M**	**+0.1%**

- Received Prostate Tissue CPT Category 1 Code (effective Jan. 1, 2026), which is expected to streamline reimbursement for healthcare providers conducting irreversible electroporation (IRE) ablation procedures.
- Number of trained surgeons: 85 - Significant organic interest from urology community with solid increases in surgeon training
- Number of procedures performed: 899 - Growing procedural volume driven by exceptional physician feedback in real-world settings
- Received Pancreas procedures CPT level I code (effective Jan. 1, 2027) - IRE code approval expands NanoKnife applicability
- PRESERVE clinical study met all primary endpoints:
  - At 12-months post-procedure:
    - 84.0% of patients were free from in-field, clinically significant disease
    - Demonstrated strong quality of life outcomes
- Received FDA clearance for prostate tissue ablation (Dec. 2024)

8

Med Device

4Q 2025	Sales	YoY Growth
Core Peripheral	$21.5M	+8.5%
Venous / EVLT	$7.3M	+14.3%
Ports	$9.1M	-3.5%
Solero Microwave	$4.9M	+5.8%
Alatus and Isoloc Balloons	$1.0M	-8.5%
Other Med Device	$0.6M	+33.5%
Total	**$44.4M**	**+6.2%**

FY 2025	Sales	YoY Growth
Core Peripheral	$78.3M	+2.6%
Venous / EVLT	$27.5M	+3.3%
Ports	$36.0M	-0.7%
Solero Microwave	$18.4M	-4.1%
Alatus and Isoloc Balloons	$4.0M	-8.7%
Other Med Device	$1.8M	-7.3%
Total	**$166.0M**	**+0.8%**

9

Fiscal Year 2026 Guidance  10  Metric  Guidance*  (Issued Jul. 15, 2025)  Tariff Guidance Impact*  Full Year Net Sales  $305M - $310M  Limited Impact  Med Tech Net Sales  12 – 15% YoY growth  Limited Impact  Med Device Net Sales  Flat  Limited Impact  Gross Margin  53.5% - 55.5%  Absent Tariffs: 55.0% - 56.0%  Pro Forma Adjusted EBITDA  $3.0M - $8.0M  Absent Tariffs: $7.5M - $10.5M  Adjusted EPS  ($0.35) - ($0.25)  Absent Tariffs: ($0.30) – ($0.25)  Free Cash Flow  Positive for Full Year FY26  Absent Tariffs: Up to +$5M  *Based on tariff related assumptions as of July 15, 2025

 Appendix  11

 Reconciliation of GAAP to Non-GAAP Pro Forma Results for the Consolidated Income Statements (in thousand, except per share data)  12

 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Loss and EPS (in thousands, except per share data)  13  Reconciliation of Net Loss to Adjusted EBITDA  (in thousands, except per share data)

 Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma Net Loss and EPS(in thousands, except per share data)  14  Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma EBITDA  (in thousands, except per share data)

 15  Detail of “Acquisition, Restructuring and Other Items, net”

 16  Reconciliation of GAAP to Non-GAAP Pro Forma Results for Sales and Gross Margin by Product Category   (in thousands)

 17  Reconciliation of Free Cash Flows  (in thousands)